Summary Prospectus
PRIDX
March 1 2011

T. Rowe Price International Discovery Fund
The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2011, and Statement of Additional Information, dated March 1, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Maximum account fee	$10[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.05%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.19%

Total annual fund operating expenses	1.24%

a Nonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$126	$393	$681	$1,500

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 54.8% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund will emphasize investing in small- to medium-sized companies. Depending on market conditions, the fund’s portfolio should be composed of investments in at least 10 countries and 100 different companies. Normally, at least 80% of the fund’s net assets will be invested in stocks.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

•    leading or improving market position;

•    attractive business niche;

•    attractive or improving franchise or industry position;

•    seasoned management;

•    stable or improving earnings and/or cash flow; and

•    sound or improving balance sheet.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk  The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Summary	3

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets.

Small- and mid-cap stock risk  Because the fund invests primarily in small- and medium-sized companies, it is likely to be more volatile than a fund that invests only in large companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

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Average Annual Total Returns
A	Periods ended
	December 31, 2010
Returns before taxes	1 Year	5 Years	10 Years
International Discovery Fund
Returns before taxes	20.47%	6.92%	8.72%
Returns after taxes on distributions	20.14	5.90	8.24
Returns after taxes on distributions
and sale of fund shares	13.54	5.76	7.69
S&P SmallCap Global Ex-U.S. Index	22.95	7.29	10.69
MSCI EAFE Small Cap Index	22.40	3.17	9.87
Lipper International Small/Mid-Cap Growth Funds Average	23.43	5.65	8.29

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-advisers  T. Rowe Price International Ltd (T. Rowe Price International) and T. Rowe Price Hong Kong Limited (Price Hong Kong)

Summary	5

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Justin Thomson	Chairman of Investment Advisory Committee	1999	1998

Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information on these payments.

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T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F38-045 3/1/11